AMENDMENT TO LOAN AGREEMENT

     THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") is made this ___ day of September, 2000, by and between Bank of America, N.A., a national banking association (the "Bank") and Frisby Technologies, Inc., a Delaware corporation ("Borrower").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Bank and Borrower are parties to that certain Loan Agreement dated as of February 29, 2000 (the "Loan Agreement"), pursuant to which Bank extended a revolving line of credit to the Borrower (the "Loan"), in the principal amount of $2,000,000 (all capitalized terms appearing herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement); and

     WHEREAS, the Loan was scheduled to mature on July 31, 2000, but the maturity date thereof was extended to September 30, 2000 pursuant to the terms of that certain renewal Promissory Note dated May 12, 2000; and

     WHEREAS, the Borrower has now requested Bank to extend the maturity date of the Loan further, to December 31, 2000; and

     WHEREAS, the Bank has agreed to such extension of the maturity date, subject to certain terms and conditions; and

     WHEREAS, the parties wish to set forth their agreement with respect to the foregoing matters herein;

     NOW, THEREFORE, in consideration of the premises, the Bank's agreement to extend the maturity date of the Loan, the mutual promises set forth below, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

     1. Extension of Maturity Date. The Maturity Date of the Loan is hereby extended from September 30, 2000 to December 31, 2000, which date shall hereafter be the "Maturity Date" for purposes of the Loan Agreement. The Borrower shall execute and deliver a note modification agreement (the "Note Modification"), in form satisfactory to the Bank, evidencing such extension of the Maturity Date.

     2. Amendments to Loan Agreement. The parties hereto agree to amend the Loan Agreement as follows:

     (a) Section 2(A) is amended by restating the following subsections as follows:

          Revolving Line of Credit. (i) Subject to the terms hereof, Bank agrees to extend a revolving line of credit (the "Revolver") to Borrower, in the original principal amount of Two Million Dollars ($2,000,000), for the purpose of providing temporary financing of the Borrower's short-term working capital needs (including specifically, but not limited to, issuance of letters of credit having an aggregate face amount of not more than the lesser of $1,000,000 or fifty percent (50%) of the borrowing base, as described in the Borrowing Base Agreement attached hereto as Exhibit A and by reference made a part hereof), prior to the closing of private placements of capital stock of the Borrower and receipt of the proceeds thereof (each, a "Private Placement". For purposes hereof, however, a Private Placement shall not be deemed to include the creation or incurrence of additional indebtedness by the Borrower; provided, however, that the creation or incurrence of any such indebtedness shall be subject to the prior written consent of the Bank, in accordance with Section 7 (E) hereof). Provided that no default has occurred hereunder, and subject to the mandatory prepayment provisions hereof, the Borrower may obtain advances from time to time under the Revolver, and may repay and re-borrow under the Revolver, subject to the Borrowing Base Agreement. To evidence the Revolver, the Borrower shall execute and deliver to Bank a promissory note (the "Note") in the principal amount of $2,000,000, which Note shall bear interest and be payable in accordance with the terms set forth hereinbelow. The Revolver shall mature and become payable in full on December 31, 2000, which date shall be the "Maturity Date."

                  * * * * *

          (iii) Interest and Principal. Interest on the principal amount outstanding under the Revolver from time to time shall accrue at a variable rate of the Prime Rate, plus two hundred basis points (2.00%) per annum, which accrued interest shall be payable monthly in arrears. The principal of the Note shall be repaid in full on the Maturity Date, together with all accrued but unpaid interest.

                  * * * * *

          (v) Guaranties. Repayment in full of all Obligations of the Borrower shall be personally, and jointly and severally, guaranteed by Gregory S. Frisby and Jeffry D. Frisby (the "Guarantors"), pursuant to guaranty agreements in form satisfactory to the Bank (the "Guaranties"). Each of the Guarantors shall agree to maintain minimum liquidity, as determined by the Bank, in an amount of not less than $500,000 at all times, the calculation of which minimum liquidity shall exclude all of the Guarantors' ownership interests in the Borrower and all home equity lines of credit.

     (b) Section 2(A) of the Loan Agreement is further amended by adding a new subsection, as follows:

          (vi) Mandatory Prepayment. In the event Borrower closes any Private Placement prior to the Maturity Date, the net proceeds thereof (up to the outstanding principal balance of the Loan, exclusive of any amount of the Loan reserved for payment of letters of credit issued by the Bank for the account of the Borrower) shall be paid to the Bank as a prepayment of the Loan. Such net proceeds shall be applied to any outstanding principal amount of the Loan until the same has been repaid in full. The amount (if any) available to be borrowed under the Loan shall be reduced by the amount of each such prepayment. Any remaining proceeds of a Private Placement after payment in full of the Loan (up to the face amount of such letters of credit) shall also be paid to and deposited by the Bank in a cash collateral account maintained by the Bank in the name of the Borrower, and held as additional collateral for payment and performance by the Borrower under any letters of credit issued by the Bank for the account of the Borrower, including all reimbursement obligations of the Borrower pursuant to such letters of credit. Any proceeds remaining after the Loan has been repaid and such letters of credit have been fully secured may be retained by the Borrower.

     (c) Section 6(A) of the Loan Agreement is amended by restating the same as follows:

          (i) Maintain a Tangible Net Worth of not less than $2,000,000 through and including December 31, 2000, and thereafter.

     (d) The Borrowing Base Certificate (Exhibit A-1 to the Borrowing Base Agreement) is amended by restating the same in full, in the form attached hereto as Exhibit A.

     3. Guaranties. Each of the Guarantors shall execute an amendment and acknowledgment agreement (the "Guaranty Amendment"), in form satisfactory to the Bank. Such Guaranty Amendment shall provide that the obligations of each of the Guarantors pursuant to their Guaranty, and any Collateral therefor, shall extend to the Loan, as amended hereby. Such Guaranty Amendment shall also provide that the Guaranties shall be amended to make the same unlimited and unconditional.

     4. Conditions Precedent to Amendment. The Bank's obligation to enter into this Amendment shall be subject to the satisfaction of the following conditions, in form and substance reasonably acceptable to the Bank and the Bank's counsel:

     A. Note Modification. Borrower has executed and delivered the Note Modification.

     B. Guaranty Amendments. Each Guarantor has executed and delivered a Guaranty Amendment.

     C. No Defaults. No condition or event of default under the Loan Documents shall exist.

     D. Miscellaneous. All other Loan Documents or items that are customarily provided in loan transactions of this type and all other loan documents or items reasonably required by Bank.

     E. No Material Adverse Effect. No event has occurred or failed to occur that would have a Material Adverse Effect on the financial condition of the Borrower or any Guarantor as set forth in their most recent annual financial statements and internally-prepared monthly financial statements submitted to Bank.

     5. Costs, Expenses and Attorneys' Fees. Borrower shall pay to Bank all costs and expenses, including reasonable attorneys' fees incurred by Bank in connection with (a) negotiation and preparation of this Amendment and each of the Loan Documents, and (b) Bank's continued administration thereof.

     6. Representations and Warranties. Borrower represents and warrants to the Bank as follows:

          (a) Power and Authority; Enforceability. Borrower has the power and authority to execute and deliver this Amendment and to perform the terms and conditions of the Loan Agreement and the other Loan Documents, as amended and modified by this Amendment. The execution and delivery of this Amendment by the Borrower and the performance of the Loan Agreement and the other Loan Documents, as amended and modified by this Amendment, do not and will not violate any law, rule or regulation, or constitute a breach of the articles of incorporation, bylaws or resolutions of Borrower or any agreement to which Borrower is a party or by which its assets are bound. The Loan Agreement and the other Loan Documents, as amended and modified by this Amendment, constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, and similar laws and other law generally affecting the enforceability of creditors' rights and to general principles of equity.

          (b) No Default. Upon the execution and delivery of this Amendment by the Borrower, the Borrower will not be in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in the Loan Agreement or the other Loan Documents, as amended and modified by this Amendment, or any other agreement or instrument to which any of them is a party.

          (c) Representations. The representations and the information furnished by the Borrower to the Bank with regard to this Amendment are and shall continue to be true and not misleading in all material respects. In addition, the representations and warranties of the Borrower to the Bank contained herein, in the Loan Agreement, in the other Loan Documents and in any other document or instrument executed or delivered by the Borrower in connection therewith, are and shall continue to be true and not misleading in all material respects, except as otherwise disclosed in writing to the Bank and approved by the Bank prior to the date hereof.

     7. Covenants. The Borrower covenants and agrees that, unless the Bank shall otherwise consent in writing, the Borrower shall:

          (a) Compliance with Covenants. Continue to comply with all of the terms, covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended and modified by this Amendment.

          (b) Further Assurances. Execute and deliver such further instruments, and take such further action as the Bank may reasonably request, in each case to further effect the purposes of the Loan Agreement and the other Loan Documents, as modified by this Amendment.

     8. Ratification. Except as expressly amended hereby, the Loan Agreement shall be and remain in full force and effect in accordance with its terms. The Borrower stipulates and agrees that there exists no defense, claim of setoff, or claim in avoidance of any of its liabilities or obligations under or pursuant to the Loan Agreement, as so amended.

     9. Miscellaneous.

          (a) All references to the "Loan Agreement" in the Loan Agreement shall hereafter mean and refer to the Loan Agreement as previously amended and as amended hereby.

          (b) All references to the "Loan Agreement" in the other Loan Documents shall hereafter mean and refer to the Loan Agreement as previously amended and as amended hereby.

          (c) In the event of any conflict between the terms of this Amendment and the Loan Documents, the terms of this Amendment shall control and govern.

          (d) All capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

     10. Counterparts. This Amendment may be executed in separate counterparts, and said counterparts taken together shall be deemed to constitute one and the same instrument. An executed copy of this Amendment delivered by telecopier shall have the same effect as an originally executed copy of this Amendment.

     11. NO ORAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed the foregoing Amendment to Loan Agreement as of the date first above written.

                                                     BORROWER:
                                                     ---------



                                                     FRISBY TECHNOLOGIES, INC.
         ATTEST:

                                                     By: ____________________
                                                     Title: _________________
          ----------------------
               SECRETARY
           [Corporate Seal]

                                      BANK:

                                                     BANK OF AMERICA, N.A.

                                                     By: ____________________
                                                     Title: _________________

                                    EXHIBIT A

                                   [Attached]

                                   EXHIBIT A-1

                           BORROWING BASE CERTIFICATE

Status as of _______________, 20___.

In accordance with the terms of the Borrowing Base Agreement attached as Exhibit A to that Loan Agreement dated February 29, 2000, by and between Frisby Technologies, Inc. and Bank of America, N.A., as amended, we hereby represent and warrant as follows:

1.       Total Accounts Receivable                                     $____________

2.       Less ineligible accounts receivable
         (as set forth in the Borrowing Base
         Agreement)                         $____________

3.       Eligible Accounts Receivable       $____________

4.       80% of Eligible Accounts Receivable                           $____________

5.       Eligible Inventory:                $____________

6.       50% of Eligible Inventory                                     $____________

7.       Net Book Value ("NBV")
         of Equipment                       $____________

8.       50% of NBV of Equipment                                       $____________

9.       Line 4 + Line 6 + Line 8                                      $____________

10.      Maximum loan amount                                           $2,000,000.00

11.      Outstanding balance as of report date                         $____________

12.      Borrowing Base (lesser of line 9 or line 10
         minus line 11)                                                $____________

13.      Less aggregate outstanding letters of credit                  $____________

14.      Net available for further advances                            $____________

15.      If line 14 is negative, amount to be
         repaid immediately to Bank                                    $____________


     The undersigned does hereby certify that the foregoing is true and correct. The undersigned does further acknowledge that the Bank is relying upon this certificate and any supporting documents to grant or continue to grant credit to it, and further warrants and represents that no event of default has occurred, or would, with the passage of time or the giving of notice, or both, occur under the above-referenced Loan Agreement.

Borrower:
--------

FRISBY TECHNOLOGIES, INC.

By:________________________________
Title: ____________________________

Bank of America, N.A.

                           NOTE MODIFICATION AGREEMENT

                      BY AND BETWEEN BANK OF AMERICA, N.A.
                                ("BANK"/"LENDER")
                                       AND
                            FRISBY TECHNOLOGIES, INC.
                                (the "BORROWER")


                                             EFFECTIVE AS OF: SEPTEMBER __, 2000

On May 12, 2000, Borrower executed a renewal Promissory Note (the "Note") in favor of Bank/Lender. The Note was in the original principal face amount of $2,000,000.00, with a stated final maturity date of September 30, 2000. The principal balance of the Note as of the effective date of this Agreement is $__________________. Bank/Lender remains the owner and holder of the Note and has agreed with Borrower to modify certain provisions of the Note. Now, therefore, in consideration of these premises and the exchange of other good and valuable consideration, the receipt of which is hereby acknowledged, Bank/Lender and Borrower agree to modify the Note as follows:

          [X] The maturity  date  is  changed  to:  December  31,  2000
          [ ] The interest rate is changed to:_________________________

          [X] The payment terms are changed to: All principal, together with accrued but unpaid interest on the Note, shall be payable in full on December 31, 2000. Principal of the Note shall also be prepaid in accordance with the terms of that certain Amendment to Loan Agreement of even date herewith between the Borrower and the Bank (the "Amendment).

The term "Borrower" as used in this Agreement shall be construed as singular or plural to correspond with the number of persons executing this Agreement as Borrower.

All other terms, conditions and covenants in the Note shall be and remain in full force and effect. When executed by Bank/Lender and Borrower, this Agreement shall be attached to and become a part of the Note.

NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT, TOGETHER WITH THE AMENDMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND BANK/LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN
BORROWER AND BANK/LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND BANK/LENDER.

IN WITNESS WHEREOF, the undersigned has caused this Note Modification Agreement to be executed under seal by Borrower on this ______ day of September, 2000.

Bank of America, N.A.                                Borrower:

By:  _________________________________
Title: _______________________________

                                                     FRISBY TECHNOLOGIES, INC.
ATTEST:                                              By:
                                                     Title:

_______________________
     SECRETARY
     [Corporate Seal]

                    ACKNOWLEDGMENT AND AMENDMENT AGREEMENT

     THIS ACKNOWLEDGMENT AND AMENDMENT AGREEMENT (this "Acknowledgment"), is made this ___ day of September, 2000, by JEFFRY D. FRISBY, an individual resident of Forsyth County, North Carolina ("Guarantor"), and BANK OF AMERICA, N.A., a national banking association ("Bank"), as follows:

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, pursuant to that certain Continuing and Unconditional Guaranty dated February 29, 2000 (the "Guaranty"), Guarantor guaranteed payment of all of the indebtedness and obligations of Frisby Technologies, Inc., a Delaware corporation (the "Borrower") to Bank; and

     WHEREAS, Borrower has requested the Bank to extend the maturity date of its revolving line of credit to Borrower (the "Loan"); and

     WHEREAS, the Bank has agreed to so extend the maturity date of the Loan, pursuant to the terms of an Amendment to Loan Agreement dated as of even date herewith between the Bank and the Borrower (the "Amendment"), provided, among other things, that the Guarantor acknowledge that payment of the Loan, as so extended, is guaranteed by the Guarantor pursuant to the Guaranty, and that the Guarantor agree to amend the Guaranty; and

     WHEREAS, the Guarantor wishes to acknowledge that the Guaranty covers and applies to the Loan, as extended pursuant to the terms of the Amendment; and

     WHEREAS, the Guarantor further wishes to amend the Guaranty as set forth below;

     NOW, THEREFORE, in consideration of the premises and to induce the Bank to extend the maturity date of the Loan, the parties hereto agree hereby as follows:

     1. Acknowledgment of Guaranty. Guarantor does hereby acknowledge and agree that the Guaranty, as amended hereby, is in full force and effect in accordance with the terms thereof, and that the same covers and applies to the Loan, as the same has been amended in accordance with the terms of the Amendment.

     2. Amendment to Guaranty. The Guaranty is hereby amended in the first numbered section thereof, by deleting the fourth paragraph of such section, which paragraph contained a limitation on the liability of the Guarantor to the Bank. It is expressly provided that the liability of the Guarantor to the Bank for and on account of the Loan and the Guaranty shall hereafter be unlimited and unconditional.

     3. Ratification of Guaranty. The Guarantor hereby stipulates and agrees that there exists no defense, claim of setoff, or claim in avoidance of any of its liabilities or obligations under or pursuant to the Guaranty, as amended hereby.

     4. Counterparts. This Acknowledgment may be executed in separate counterparts, and said counterparts taken together shall be deemed to constitute one and the same instrument. An executed copy of this Acknowledgment delivered by telecopier shall have the same effect as an originally executed copy of this Acknowledgment.

     5. NO ORAL AGREEMENT. THIS WRITTEN ACKNOWLEDGMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed the foregoing Acknowledgment and Amendment Agreement as of the date first above written.



                                           _____________________________ (SEAL)
                                           JEFFRY D. FRISBY


                                           BANK OF AMERICA, N.A.

                                           By: __________________________
                                           Title: ________________________